

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2011

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



60.2% Domestic
38.6% International
1.2% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

WellPoint Health Net	3.78%
Western Digital Corp.	3.78%
Mastercard, Inc.	3.61%
Apollo Group Inc.	3.49%
Gilead Sciences Inc.	3.48%
Companhia De Bebidas	3.37%
Sanofi Aventis	3.37%
Pfizer, Inc.	3.29%
Exxon Mobil	3.25%
AstraZeneca	3.20%

Industry Diversification

Health Care	25.21%
Financials	22.70%
Information Technology	18.29%
Telecommunication Services	10.74%
Consumer Discretionary	9.55%
Energy	6.06%
Consumer Staples	3.37%
Industrials	2.86%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	34
2010 Portfolio Turnover	34%
Net Assets (millions)	$12.51
Audited Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns [2]


Mundoval Fund
MSCI World Index
S&P 500
24.15%
30.51%
30.69%
1.71%
0.47%
3.34%
3.25%
2.28%
2.94%
5.58%
5.76%
4.58%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]


$16,000
$12,000
$8,000
$4,000
$0
$14,490
2004
2005
2006
2007
2008
2009
2010
2011

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $14,490 on 6/30/11. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

Quarterly Commentary: 2Q 2011

Portfolio Review

The Mundoval Fund returned 1.42% in the second quarter, 0.95% ahead of the benchmark MSCI World Index. Eight holdings in the Fund had double-digit returns in the second quarter, led by credit and debit card company, MasterCard which returned over 19%. Other strong performers included international beverage giant, AmBev; and PC maker, Dell. The largest detractors from performance were Google and Bank of America. Both remain in the fund, as we have confidence in their ability to generate free cash and create shareholder wealth over the long term.

During the quarter, beverage manufacturer and distributor, Diageo was sold from the portfolio after reaching what we feel is a fair market price. Chinese insurance intermediary, CN Insure was also sold from the Fund after management announced new strategic initiatives we believed would negatively impact operating margins and future free cash flow levels. Telecom provider China Mobile was purchased for the fund at a price we feel is a meaningful discount to its intrinsic value.

Manager Commentary: *Investing with a Margin of Safety like investing with a safety net*

Stock prices can change drastically from day-to-day, or even hour-to-hour. However, the long-term fundamental worth of a business, or its **intrinsic value**, tends to be more stable.

Short-term price swings can create a gap between a business' stock price and its intrinsic value, and this gap can create an investment opportunity for the Mundoval Fund. We seek to buy a stock when the market price drops below the company's long-term worth, which generates a **Margin of Safety.**

Investing with a margin of safety, we feel, is the equivalent of purchasing a stock on sale. As value investors, we insist on investing with a margin of safety to help ensure Mundoval holdings have both the potential for price increases and a cushion from further price declines.

Fluctuating stock prices create a Margin of Safety


VALUE
Sell Opportunity
Stock Price
Intrinsic Value
Margin Of Safety
Investment Opportunity
TIME

"The margin of safety resides in the fact that a common stock is satisfactorily priced in terms of its calculated intrinsic value such that, by conservative standards, the investor is getting his or her money's worth." - Benjamin Graham

Average Annual Total Returns as of June 30, 2011[2]

	2Q 2011	Year to Date	1-Year	3-Years	5-Years	Since Inception (9/3/04)
Mundoval Fund	1.42%	6.22%	24.15%	1.71%	3.25%	5.58%
MSCI World Index	0.47%	5.29%	30.51%	0.47%	2.28%	5.76%
S&P 500 Index	0.10%	6.02%	30.69%	3.34%	2.94%	4.58%

[2]Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND

GLOBAL VALUE INVESTING

Mundoval Differentiators

- Management Team invested in fund alongside clients.
- Long-term investment horizon with low turnover of portfolio holdings.
- Diversified across both US and international businesses.
- Consistent investment approach through market cycles.

Mundoval Facts as of 6/30/11

Ticker:	MUNDX
CUSIP:	62613P202
Inception Date:	9/3/2004
Holdings:	34
2010 Turnover:	34%
Net Assets:	$12.5 mil
Audited Expense Ratio:	1.50%
Total Annual Fund Operating Expenses:	1.50%

No sales loads or distribution fees

Contact Us

We want to hear from you!

Call, email, or visit us to learn more about Mundoval and our approach to global value investing:

INFO@MUNDOVAL.COM

(858) 454-4837

Investing With A Safety Net

How our value approach provides a Margin of Safety

Stock prices can change drastically from day-to-day, or even hour-to-hour. However the long-term fundamental worth of a business, or its **intrinsic value**, tends to be more stable.

Short-term price swings can create a gap between a business' stock price and its intrinsic value, and this gap can create an investment opportunity for the Mundoval Fund. We seek to buy a stock when the market price drops below the company's long-term worth, which generates a **Margin of Safety**.

Investing with a margin of safety, we feel, is the equivalent of purchasing a stock on sale. As value investors, we insist on investing with a margin of safety to help ensure Mundoval holdings have both the potential for price increases and a cushion from further price declines.


VALUE
Sell Opportunity
Stock Price
Intrinsic Value
Margin Of Safety
Investment Opportunity
TIME

"The margin of safety resides in the fact that a common stock is satisfactorily priced in terms of its calculated intrinsic value such that, by conservative standards, the investor is getting his or her money's worth." -Benjamin Graham

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information